Filed Pursuant to Rule 497(e)
1933 Act File No. 333-215588
1940 Act File No. 811-23226

Supplement dated February 11, 2022
to the

Alexis Practical Tactical ETF
(the “Fund”)

Prospectus and Statement of Additional Information (“SAI”),
each dated June 28, 2021

This supplement makes the following amendment to disclosures in the Fund’s Prospectus and SAI, as well as information provided in Part C to the Fund’s registration statement.
The address of the Fund’s investment adviser, Alexis Investment Partners, LLC, (the “Adviser”) is:
103 Casterly Green Court
Montgomery, Texas 77316
All references to the former address of the Adviser (199 Waterpoint Court, Unit 204, Montgomery, Texas 77356) in the Prospectus and SAI, and Part C to the Fund’s registration statement, are hereby replaced with the new address listed above.

Please retain this Supplement with your Prospectus and SAI for future reference.